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                                                                 Exhibit 10-H(1)

                                 FIRST AMENDMENT
                             TO THE DANA CORPORATION
                           SUPPLEMENTAL BENEFITS PLAN

         Pursuant to resolutions of the Board of Directors adopted on October 21, 2003, the Dana Corporation Supplemental Benefits Plan (the "Plan") is hereby amended, effective as of December 8, 2003, as set forth below.

         1. Section 1.3 of the Plan is amended by deleting the definition of "Change in Control" and replacing it in its entirety as follows:

         1.3 "Change in Control" shall mean the first to occur of any of the following events:

         (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition by any corporation pursuant to a transaction that complies with clauses (1), (2) and (3) of paragraph (c) below; or

         (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 8, 2003, constitute the Board (the "Incumbent Board") and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 8, 2003 or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, shall not be treated as a member of the Incumbent Board; or

         (c) there is consummated a merger, reorganization, statutory share exchange or consolidation or similar corporate transaction involving the Company or any direct or indirect subsidiary of the Company, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each a "Business Combination"), in each case unless, immediately following such Business Combination, (1) the voting securities of the Company outstanding immediately prior to such Business Combination (the "Prior Voting Securities") continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the Business Combination or any parent thereof) at least 50% of the combined voting power of the
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                  securities of the Corporation or such surviving entity or
                  parent thereof outstanding immediately after such Business Combination, (2) no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the surviving entity of the Business Combination or any parent thereof (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extent that such ownership existed immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

         (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Company pursuant to a spinoff, splitup or similar transaction (a "Spinoff") shall not be treated as a Change in Control if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change in Control has occurred.

         For purposes of this definition of "Change in Control," the following terms shall have the following meanings:

         "Affiliate" shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. For the purpose of this definition, the terms "control," "controls" and "controlled" mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

         "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of
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such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

         "Subsidiary" shall mean a corporation or other entity, of which 50% or more of the voting securities or other equity interests is owned directly, or indirectly through one or more intermediaries, by the Company.

         2. Section 4.7(a) of the Plan is deleted in its entirety and replaced by the following:

                  (a) LUMP SUM PAYMENT. Upon the occurrence of a Change in Control, (i) each Employee, (ii) each former Employee and (iii) each Employee's spouse or beneficiary following his death who is receiving benefits under the Plan (each, a "Recipient") shall receive, on account of future payments of any and all benefits due under the Plan, a Lump Sum Payment, so that each such Employee, former Employee or Recipient will receive substantially the same amount of after-tax income as before the Change of Control, determined as set forth in paragraph (c) of this Section 4.7.

         3. The following sentence is inserted at the end of Section 4.7(c) of the Plan:

         The date of the Change in Control shall be treated as the date of retirement for each Employee who would otherwise be eligible for retirement as of such date for purposes of calculating the Lump Sum Payment.

         4. A new sentence is added at the end of the Plan:


         The first Amendment to the Plan is effective as of December 8, 2003.

In Witness Whereof, Dana Corporation has adopted this amendment.

                                        DANA CORPORATION

                                   By:  /s/ R. B. Priory
                                        ----------------
                                        Chairman of the Compensation
                                        Committee of the Board of Directors

ATTEST

/s/ R. W. Spriggle
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